SUMMARY PROSPECTUS OF

MUTUAL OF AMERICA INVESTMENT CORPORATION

SMALL CAP EQUITY INDEX FUND

MAY 1, 2018

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.mutualofamerica.com/prospectus. You can also get this information at no cost by calling 1-800-574-9267, by sending an e-mail request to mutualofamerica@rrd.com or by asking any financial advisor, bank or broker-dealer who offers shares of the Fund. The Fund’s current statutory prospectus and statement of additional information, both dated May 1, 2018, are incorporated by reference into this summary prospectus.

Investment Objective. The Fund seeks investment results that correspond to the investment performance of the S&P SmallCap 600® Index.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold Fund shares. The expenses shown do not include Separate Account expenses which would increase costs if included. Other Expenses are estimated, as the Fund will commence operations on or after July 1, 2018.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.08%
Other Expenses	1.42%

Total Annual Fund Operating Expenses	1.50%
Expense Reimbursement*	(1.35)%

Total Annual Fund Operating Expenses After Expense Reimbursement	0.15%

*	The Adviser has contractually agreed beginning as of the inception of the Fund to reimburse the Fund’s direct operating expenses to the extent such operating expenses exceed 0.07% (excluding any extraordinary expenses that may arise and charges incurred in trading portfolio securities). This contractual obligation continues in effect until April 30, 2021, and will continue for each succeeding 12 month period thereafter, unless either the Investment Company (at the direction of its Board of Directors) gives not less than 30 days’ notice of termination to the Adviser or the Adviser gives written notice of termination to the Investment Company within a 45 calendar day period prior to the next May 1.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes: (a) that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, (b) a 5% return each year and (c) operating expenses remain the same. The Example reflects the expense reimbursement for the first year. The expenses shown do not include Separate Account expenses which would increase costs if included. Although your actual costs may be higher or lower, your cost based on these assumptions would be:

1 Year	3 Years
$15	$49

MUTUAL OF AMERICA

LIFE INSURANCE COMPANY

320 PARK AVENUE, NEW YORK, NY 10022-6839

www.mutualofamerica.com

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is expected to commence operations on or after July 1, 2018, information regarding portfolio turnover is not available as of the date of this prospectus.

Principal Investment Strategies. The Fund invests primarily in the 600 common stocks included in the S&P SmallCap 600® Index to replicate, to the extent practicable, the weightings of such stocks in the Index. The components of the index are market capitalization weighted, adjusted for free float. The Fund also purchases shares in an exchange-traded fund designed to replicate the performance of the index to invest available cash in an attempt to efficiently and cost effectively keep the Fund fully invested on a daily basis to attempt to minimize deviation from the performance of the S&P SmallCap 600® Index. Under normal circumstances, at least 80% of the Fund’s total assets are invested in securities included in the S&P SmallCap 600® Index, which are typically companies with market capitalizations in the range of $450 million to $2.1 billion. The Fund is rebalanced at approximately the same time that the S&P SmallCap 600® Index to which the Fund is benchmarked is rebalanced and reconstituted, which currently occurs on the third Friday of the last month of each quarter.

Principal Investment Risks. An investment in the Fund is subject to the following risks which are described in more detail in the Prospectus.

•	General risk: The Fund may not achieve its investment objective. An investment in the Fund could decline in value, and you could lose money by investing in the Fund.

•	Company risk: The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. The prices of equity securities of smaller companies may fluctuate more than for more established companies. The equity securities of smaller companies may not be traded as often as for larger companies, therefore it may be difficult to trade securities at a desirable price. Investments in companies with small market capitalizations generally offer greater opportunities for appreciation, but are associated with more risks than for established companies.

•	Market risk: The risk that prices of securities will go down because of the interplay of market forces may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

•	Concentration risk: The chance that the stocks of a particular industry or group of industries will decline because of adverse developments affecting that industry. Because the fund concentrates its assets in certain industries to the same extent that the S&P SmallCap 600® Index does, the fund bears concentration risk

•	Index risk: The Fund’s investment performance may not precisely duplicate the performance of the S&P SmallCap 600® Index due to factors such as operating and transaction costs, as well as weighting of each security in the index.

•	Small-Cap risk: Small-cap stocks generally are subject to greater, less predictable price changes than the securities of companies with larger market capitalizations.

•	Futures risk: The Fund’s investments in futures contracts may not exactly match the performance of the underlying index.

•	Stock risk: The value of your investment will go up or down, depending on movements in the stock markets. The investment results may be better or worse than the results for the stock markets taken as a whole, or than the results of other funds that invest in the same types of securities. It may be more difficult for the Fund to sell a small-capitalization stock or any stock that trades “over-the-counter,” than a larger capitalization stock or stocks that trade on a national or regional stock exchange.

Performance/Annual Return. Because the Fund is expected to commence operations on or after July 1, 2018, information regarding performance for a full calendar year is not available as of the date of this prospectus.

Investment Adviser. Mutual of America Capital Management LLC (the “Adviser”) is the investment adviser for the Fund.

Portfolio Managers. Jamie A. Zendel, Vice President of the Adviser, will be the portfolio manager of the Fund.

For important information about “Purchase and Sale of Fund Shares” and “Tax Information,” please turn to the corresponding section heading in the Aggressive Allocation Fund’s summary section on page 106.

Purchase and Sale of Fund Shares. There is no minimum initial or subsequent investment purchase requirement. The Fund shares may be redeemed or exchanged on any business day either by calling 1-800-468-3785, or by written request to a shareholder’s Mutual of America Regional Office, which can be found on www.mutualofamerica.com.

Tax Information. The Funds sell their shares to the Separate Accounts and do not offer them for sale to the general public. Since the only shareholders of the Funds are the Separate Accounts and each investor receives a Separate Account prospectus, no discussion is included as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchases of the Separate Accounts, see the Separate Account prospectus.

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